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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 17, 2004
                              (FEBRUARY 16, 2004)

                       MEADOWBROOK INSURANCE GROUP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


MICHIGAN                                               38-2626206
(STATE OR OTHER JURISDICTION OF         (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)
                                     1-14094
                            (COMMISSION FILE NUMBER)



26600 TELEGRAPH ROAD, STE. 300
SOUTHFIELD, MICHIGAN                                   48034
(ADDRESS OF PRINCIPAL                                (ZIP CODE)
 EXECUTIVE OFFICES)



                                  (248)358-1100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         a.       None.

         b.       None.

         c. The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

                  99.1 Earnings Press Release for the fourth quarter and year ended December 31, 2003, issued February 16, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 16, 2004, the Registrant issued a press release setting forth its financial results for the fourth quarter and year ended December 31, 2003.

The information in the Registrant's press release dated February 16, 2004, attached as Exhibit 99.1, is being furnished, and should not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities imposed by that Section. The information contained in this Current Report shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, except as may be expressly set forth in a specific filing.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2004        MEADOWBROOK INSURANCE GROUP, INC.
                                (REGISTRANT)


                                By:      /s/ Karen M. Spaun
                                ------------------------------------------------
                                         Karen M. Spaun, Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.             DOCUMENT DESCRIPTION

   99.1 Earnings Press Release for the fourth quarter and year ended December 31, 2003, issued February 16, 2004.